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                                                                      Exhibit 23

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements Nos. 2-81631, 33-17575, 33-43043, 333-34665, and 333-60690 on Form S-8 of our report dated March 15, 2004, appearing in this Annual Report on Form 10-K of Diagnostic Products Corporation for the year ended December 31, 2003.

/S/ DELOITTE & TOUCHE LLP

Los Angeles, California
March 15, 2004